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                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

          180 East Fifth Street
          St. Paul, Minnesota                              55101
(Address of principal executive offices)                 (Zip Code)

                                  Frank Leslie
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-8677
            (Name, address and telephone number of agent for service)

                               PENTON MEDIA, INC.
                     (Issuer with respect to the Securities)

             Delaware                                       36-2875386
  (State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                       Identification No.)

                                  Stardust.com
               (Exact name of obligor as specified in its charter)

California                                                 77-0414434
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                               PTS Delaware, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                   34-1959399
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           Internet World Media, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    06-1385519
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              Streaming Media, Inc.
               (Exact name of obligor as specified in its charter)

California                                                  94-3296121
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                             Tech Conferences, Inc.
               (Exact name of obligor as specified in its charter)

Connecticut                                                 06-1400484
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                              Healthwell.com, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                    34-1917641
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        Donohue Meehan Publishing Company
               (Exact name of obligor as specified in its charter)

Illinois                                                    36-4240655
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                             Duke Investments, Inc.
               (Exact name of obligor as specified in its charter)

Colorado                                                     84-0922160
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                     Duke Communications International, Inc.
               (Exact name of obligor as specified in its charter)

Colorado                                                     84-1357904
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                    One, Inc.
               (Exact name of obligor as specified in its charter)

Colorado                                                     84-1182803
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            Boardwatch, Incorporated
               (Exact name of obligor as specified in its charter)


Colorado                                                     84-1208477
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              Penton Internet, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                     34-1927675
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


     1300 East Ninth Street
         Cleveland, Ohio                                       44114
(Address of Principal Executive Offices)                     (Zip Code)


                          11 7/8% SENIOR NOTES DUE 2007
                       (TITLE OF THE INDENTURE SECURITIES)


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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

           a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

           b)   Whether it is authorized to exercise corporate trust powers.
                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
             None

ITEMS 3-15 Items 3-15 are not applicable because to the best of the
           Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

           1.   A copy of the Articles of Association of the Trustee.*

           2. A copy of the certificate of authority of the Trustee to commence business.*

           3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

           4.   A copy of the existing bylaws of the Trustee.*

           5.   A copy of each Indenture referred to in Item 4. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

           7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.


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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 19th day of June, 2002.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:      /s/ Frank P. Leslie III
                                                     -----------------------
                                                     Frank P. Leslie III
                                                     Vice President

By:      /s/ Lori-Anne Rosenberg
         -------------------------
         Lori-Anne Rosenberg
         Assistant Vice President


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                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  June 19, 2002


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:      /s/ Frank P. Leslie III
                                                     -----------------------
                                                     Frank P. Leslie III
                                                     Vice President

By:      /s/ Lori-Anne Rosenberg
         -----------------------------------
         Lori-Anne Rosenberg
         Assistant Vice President



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                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION

                                 AS OF 3/31/2002

                                    ($000'S)

                                                            3/31/2002
                                                          ------------
ASSETS
     Cash and Due From Depository Institutions            $  6,610,097
     Federal Reserve Stock                                           0
     Securities                                             24,432,814
     Federal Funds                                           1,509,430
     Loans & Lease Financing Receivables                   112,081,360
     Fixed Assets                                            1,414,464
     Intangible Assets                                       8,269,267
     Other Assets                                            6,637,699
                                                          ------------
         TOTAL ASSETS                                     $160,955,131

LIABILITIES
     Deposits                                             $107,406,480
     Fed Funds                                               6,981,749
     Treasury Demand Notes                                           0
     Trading Liabilities                                       120,375
     Other Borrowed Money                                   18,019,329
     Acceptances                                               185,399
     Subordinated Notes and Debentures                       5,104,491
     Other Liabilities                                       3,878,626
                                                          ------------
     TOTAL LIABILITIES                                    $141,696,449

EQUITY

     Minority Interest in Subsidiaries                    $    985,901
     Common and Preferred Stock                                 18,200
     Surplus                                                11,278,504
     Undivided Profits                                       6,976,077
                                                          ------------
         TOTAL EQUITY CAPITAL                             $ 19,258,682

TOTAL LIABILITIES AND EQUITY CAPITAL                      $160,955,131
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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Frank P. Leslie III
         ----------------------------------
          Vice President

Date:  April 22, 2002


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